UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 24, 2006
                                                 ----------------------------

                   iMedia International, Inc.
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      (Exact name of registrant as specified in its charter)


            Delaware                   000-50159             84-1424696
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   (State or other jurisdiction  (Commission File Number)    (IRS Employer
        of incorporation)                                  Identification No.)


     1721 Twenty First Street, Santa Monica, California         90404
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         (Address of principal executive offices)            (Zip Code)


 Registrant's telephone number, including area code:   (310) 453-4499
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  (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management, as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      In connection with comments from the Securities and Exchange Commission ("Commission") in connection with their review of our Registration Statement filed on Form SB-2 on September 28, 2005, and upon a review and assessment by our Chief Financial Officer and the Company's Board of Directors, it was concluded on February 27, 2005, that previously issued financial statements, covering the fiscal years ended December 31, 2003 and 2004, the interim periods as of and for the three and nine months ended September 30, 2003, and as of and for the three, six and nine month periods ended March 31, June 30 and September 30, 2004 and 2005 for which the registrant is required to provide financial statements, should no longer be relied upon because of errors in such financial statements as addressed in Accounting Principles Board Opinion No. 20. A brief description of the facts underlying the conclusion to the extent known to the registrant at the time of filing is as follows:

      The Company is a member of an affiliated group which the Company originally accounted for by providing a separate footnote which described the nature of the relationships and included the pro forma impact on the Company's consolidated financial condition and results of operations as if the consolidated financial statements were presented on a combined basis with the affiliated group for each period presented up to and including the fiscal year ended December 31, 2003. For periods subsequent to December 31, 2003, the Company excluded the results of the affiliated group. Upon further evaluation of its accounting methodology for the affiliated companies the Company determined that it should have combined the affiliated group with the consolidated financials of iMedia International, Inc. and its subsidiaries. The Company has determined that it will issue restated financials to include the combined operations of the predecessor companies through April 5, 2003, on which date certain of the affiliated Companies no longer maintained related operations or were effectively dissolved and the remaining affiliated company, iPublishing, Inc., began operations on April 6, 2003 and, accordingly, we will combine its operations with the Company's from that date forward.

      In addition the Company originally classified its Series A 6% Convertible Preferred Stock ("Preferred Stock") as a long-term liability. Upon further evaluation of its accounting methodology and the relevant accounting principals the Company determined that the redemption is conditional (i.e., the holder can convert before the shares are redeemed) therefore, the classification of the Preferred Stock should be classified as temporary equity. In addition the Company has determined that related interest on the fixed conversion feature and amortization of debt discount and the dividends on the Preferred Stock should classified as an adjustment in the calculation of the net loss available to common shareholders as opposed to the original classification under other income (expense).

      As a result of the foregoing matter, our Board of Directors has directed the Company to prepare and file an amended Form 10-KSB for the fiscal year ended December 31, 2004, which includes the disclosure required by APB 20, summarizing the line item changes to the respective balance sheets and statements of operations for the fiscal years ended December 31, 2003 and 2004 and the interim periods as of and for the three and nine months September 30, 2003, as of and for the three, six and nine month periods ended March 31, June 30 and September 30, 2004 and 2005.


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      The effects of the restatement on net sales, cost of sales, gross profit
(loss), operating expenses, reserve for collection of receivable from affiliate, net loss, preferred dividends - iPublishing, net loss allocable to common shareholders, basic and diluted loss per common share, cash, due from affiliate, accounts payable and accrued expenses, due to affiliate, preferred stock iPublishing and accumulated deficit as of and for the year ended
December 31, 2003 is as follows:

                                    As
                                    Originally    Restatement   As
                                    Reported      Adjustments   Restated
                                    ------------- ------------- -------------

Net sales                           $    156,000  $    286,125  $    442,125
Cost of Sales                            177,969       176,775       354,744
Gross Profit (Loss)                      (21,969)      109,350        87,381
Operating expenses                     2,754,636       582,636     3,337,272
Reserve for collection of
 receivable due from affiliate          (859,173)      859,173             -
Net loss                              (3,637,300)      322,308    (3,314,992)
Preferred dividends - iPublishing              -       (16,850)      (16,850)
Net loss allocable to
 common shareholders                $ (3,637,300) $    305,458  $ (3,331,842)
Loss per common share from
 operations - Basic and diluted     $       0.07  $      (0.01) $       0.06
Cash                                $    813,189  $     69,294  $    882,483
Due from Affiliate, net of
 reserve of $850,173                     136,664      (136,664)            -
Accounts payable and accrued expenses   (159,171)     (136,111)     (295,282)
Due to affiliate                        (285,472)      285,472             -
Due to related parties                         -       (41,876)      (41,876)
Preferred stock - iPublishing                  -       (71,196)      (71,196)
Accumulated deficit                 $  3,637,300  $     31,081  $  3,668,381

      The effects of the restatement on net sales, cost of sales, gross profit, operating expenses, net loss, net loss allocable to common shareholders, comprehensive loss, basic and diluted loss per common share, net comprehensive loss per share, cash, due from affiliate, accounts payable and accrued expenses, due to affiliate, preferred stock iPublishing and accumulated deficit as of and for the year ended December 31, 2004, is as follows:

                                    As
                                    Originally    Restatement   As
                                    Reported      Adjustments   Restated
                                    ------------- ------------- -------------
Net sales                           $  2,290,534  $          -  $  2,290,534
Cost of sales                          2,565,646       (23,068)    2,542,578
Gross profit (loss)                     (275,112)       23,068      (252,044)
Operating expenses                     3,698,664        21,485     3,720,149
Net loss                              (4,914,516)          723    (4,913,793)
Net loss allocable to
 common shareholders                  (4,914,516)      (26,277)   (4,940,793)
Comprehensive loss                  $ (6,044,967) $    (26,277) $ (6,071,244)
Loss per common share from
 operations - Basic and diluted     $       0.08  $          -  $       0.08
Net comprehensive loss per
 common share                       $       0.10  $          -  $       0.10
Cash                                $    358,969  $     94,335  $    453,304
Due from Affiliate, net of
 reserve of $850,173                           -        55,047        55,047
Accounts payable and accrued expenses   (757,633)     (149,146)     (906,779)
Due to affiliate                         (13,602)       13,602             -
Preferred stock - iPublishing                  -       (71,196)      (71,196)
Accumulated deficit                 $  8,551,816  $     57,358  $  8,609,174

      The Company is in the process of amending its Annual Report on Form 10-KSB and the applicable Quarterly Reports on Form 10-QSB. The Company's Chief Financial Officer, with the approval of the Board of Directors, has discussed the above noted restatements with the registrant's current and former independent registered public accountants, as disclosed in the this filing pursuant to Item 4.02(a).



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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 24, 2006                iMEDIA INTERNATIONAL, INC.

                                    By:   /s/ David MacEachern
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                                          David MacEachern,
                                          Chief Executive Officer